UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):   April 20, 2005

                              Megadata Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

            New York                000-7642                     11-2208938
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(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

  47 Arch Street, Greenwich, Connecticut                             06830
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 (Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:   (203) 622-4086


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01         Entry into a Material Definitive Agreement.

                  At the Annual Meeting of Stockholders of Megadata Corporation (the "Company") held on April 20, 2005, the Company's stockholders voted to approve an amendment to the Company's 1999 Stock Incentive Plan (the "Plan") to increase the number of shares available for issuance in connection with awards thereunder from 1,450,000 to 1,800,000 shares. A copy of the Plan, as amended, is attached hereto as Exhibit 10.2 and is incorporated herein by reference.


Item 9.01 (c).    Exhibits.

        10.2         Megadata Corporation Amended 1999 Stock Incentive Plan

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Megadata Corporation

Date:  July 5, 2005

                                             /S/JEFFREY P. DEVANEY
                                             ---------------------
                                             Name: Jeffrey P. Devaney
                                             Title: Chief Financial Officer

                                  EXHIBIT INDEX


                                                                 PAPER (P) OR
EXHIBIT NO.             DESCRIPTION                             ELECTRONIC (E)
-----------             -----------                             --------------

    10.2   Megadata Corporation Amended 1999
           Stock Incentive Plan                                      E